UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2025

Franklin BSP Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-40923	46-1406086
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1 Madison Ave., Suite 1600

New York, New York 10010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 588-6770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FBRT	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share	FBRT PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 1, 2025, Franklin BSP Realty Trust, Inc. (the "Company") filed a Current Report on Form 8-K (the “Original Form 8-K) with the U.S. Securities and Exchange Commission (the "SEC"), in connection with the consummation on July 1, 2025, of the previously announced purchase of all of the issued and outstanding membership interests and units of NewPoint Holdings JV LLC ("NewPoint") by FBRT OP LLC ("Purchaser OP"), a consolidated subsidiary of the Company, and FBRT Sub REIT TRS LLC, also a consolidated subsidiary of the Company (together with Purchaser OP, "Purchaser"). This Current Report on Form 8-K/A is being filed to amend the Form 8-K to provide the financial statements described below, in accordance with the requirements of Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)

Financial statements of business acquired.

The financial statements required by Item 9.01(a) of Form 8-K in connection with the acquisition of NewPoint are filed as Exhibit 99.2 and 99.3 and incorporated herein by reference.

(b)

Pro forma financial information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to the Original Form 8-K no later than 71 days after the date the Original Form 8-K was required to be filed.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit
No.	Description
2.1*	Purchase and Sale Agreement, dated as of March 9, 2025, by and among NewPoint Holdings JV LLC, each of the members of NewPoint Holdings JV LLC, FBRT OP LLC, FBRT Sub REIT TRS LLC, Franklin BSP Realty Trust, Inc., and certain other parties named therein, incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Franklin BSP Realty Trust, Inc. on March 10, 2025.
23.1	Consent of KPMG LLP.
99.1	Press Release issued by Franklin BSP Realty Trust, Inc. on July 1, 2025, incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Franklin BSP Realty Trust, Inc. on July 1, 2025.
99.2	Audited consolidated financial statements of NewPoint Holdings JV LLC for the year ended December 31, 2024.
99.3	Unaudited consolidated financial statements of NewPoint Holdings JV LLC for the six months ended June 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BSP REALTY TRUST, INC.

By:	/s/ Jerome S. Baglien
Name:	Jerome S. Baglien
Title:	Chief Financial Officer and Chief Operating Officer

Date: July 30, 2025